Exhibit 10.BB

                               FIRST AMENDMENT
                                      TO
                         PURCHASE AND SALE AGREEMENT


      This First Amendment to Purchase and Sale Agreement (this "Amendment") is entered into as of May 23, 2003 by and between Parlex Corporation ("Seller") and Taurus Methuen LLC ("Purchaser").

                                 BACKGROUND
                                 ----------

      A. Seller and Purchaser entered into a Purchase and Sale Agreement dated as of May 8, 2003 (the "P&S Agreement") concerning certain premises located at One Parlex Place, Methuen, Massachusetts. Capitalized terms used herein without definition have the meaning given to them in the P&S Agreement.

      B. Seller and Purchaser wish to amend the P&S Agreement as provided below.

                                  AGREEMENT
                                  ---------

      NOW THEREFORE, for valuable consideration, the Seller and Purchaser agree as follows:

      1. The Due Diligence Expiration Date (as defined in Section 5(e) of the P&S Agreement) is extended to 6:00 P.M. (local time in Boston, Massachusetts) on May 30, 2003.

      2. Section 3 of the P&S Agreement is amended by changing "May 28, 2003" to "June 11, 2003".

      3. This Amendment may be executed by facsimile and in counterparts and it shall be sufficient that the signature of each party appear on one or more of such counterparts.

      4. Except as otherwise provided above, the P&S Agreement is ratified and confirmed and remains in full force and effect. All references in the P&S Agreement to "this Agreement" shall mean the P&S Agreement as amended by this Amendment.

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      EXECUTED under seal as of the date first written above.



                                          SELLER:

                                          Parlex Corporation


                                          By: /s/ Edward D. Kutchin
                                             ----------------------
                                          Name:  Edward D. Kutchin
                                          Title:  Attorney


                                          PURCHASER:

                                          Taurus Methuen LLC

                                          By: /s/ Scott R. Tully
                                             -------------------
                                          Name:  Scott R. Tully
                                          Title:  Manager

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